EXHIBIT 32.2
Union Carbide Corporation and Subsidiaries

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Ignacio Molina, Vice President, Treasurer and Chief Financial Officer of Union Carbide Corporation (the “Corporation”), certify that:

1.
the Quarterly Report on Form 10-Q of the Corporation for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ IGNACIO MOLINA
Ignacio Molina
Vice President, Treasurer and
Chief Financial Officer
Date: April 29, 2015

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